Exhibit 10.3

Closing/Common Stock Purchase Agreement dated December 31, 2002.


                     CLOSING/COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (THE "AGREEMENT") is made as of this 31st day of December 2002, by and among ECLIPSE ENTERTAINMENT GROUP, INC., a Nevada corporation ("ECLE"), TERRASTAR MARKETING INC., a Nevada corporation ("TMI"), TERRASTAR DATA CORP., a Nevada corporation ("TDC") Certain terms are used herein as defined below in Article I or elsewhere in this Agreement.

RECITALS

WHEREAS, ECLE is a publicly held company with its common stock trading on the OTC bulletin board and is looking to acquire the stock of growing privately held company;

WHEREAS, TDC collectively owns all of the outstanding shares of Common Stock of TMI (the "TMI Shares").

WHEREAS, TMI is a growing privately held company which is desirous of being acquired by a publicly held company;

WHEREAS, TMI is currently subject to a licensing agreement with TerraStar Data Corp., which provides TMI with the exclusive license to market its devices; and

WHEREAS, after good faith negotiations, ECLE, TDC and TMI have agreed upon certain terms and conditions which will govern the sale of TMI to ECLE and have set forth these terms and conditions in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

"ECLE Common Stock" means the 50,000,000 authorized shares of Common Stock of ECLE, $0.001par value per share.

"ECLE Preferred Stock" means the 10,000,000 authorized shares of Preferred Stock of ECLE, $0.001par value per share, of which 3,000,000 have been divided into Class A Preferred Stock with 6 to 1 voting and conversion rights.

"ECLE Shares" means the shares of ECLE Class A Preferred Stock with 6 to 1 voting and conversion rights to be provided in connection with the Transaction.

"Affiliates" means, with respect to a particular party, persons or entities controlling, controlled by or under common control with that party, including but not limited to any officers, directors of that party and of its other Affiliates and any entity in which that party owns more than 5% of the voting securities on a fully diluted basis.

"Code" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

"TDC or TerraStar Data Corp." means TerraStar Data Corp., a Nevada corporation.

"TMI Assets" means all of the assets, properties, licenses, claims, contracts, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated, whether or not reflected in the most recent financial statements, that TMI has a right, title or interest to or in and whether or not used by TMI in the TMI Business.

"TMI Business" means the entire business, operations and facilities of TMI unless otherwise specified.

"TMI Common Stock" means the 1000 shares of validly issued and outstanding Common Stock, with par value of $0.001 per share, held by TDC.

"TMI's knowledge" or "ECLE's knowledge" means the actual knowledge of TMI or ECLE, as the case may be, or of any director, officer or other employee of TMI or ECLE, respectively, and such knowledge as any of the foregoing should have obtained upon reasonable inquiry.

"TMI Shares" means all of the outstanding shares of TMI Common Stock.

"Encumbrances" means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

"NGCL" means the Nevada General Corporations Law.

"Intellectual Property" is defined in Section 3.17.

"Material Adverse Effect" means a material adverse effect on the financial condition, results of operations, liquidity, products, competitive position, customers and customer relations of any Representing Party.

"Minor Contracts" is defined in Section 3.16(a).

"Non-Real Estate Leases" is defined in Section 3.9.

"Person" means any natural person, corporation, partnership, proprietorship, association, trust or other legal entity.

"Securities Act" means the Securities Act of 1933, as amended, and the Regulations promulgated thereunder.

"Termination Date" is defined in Section 9.1(b).

ARTICLE 2
SALE AND PURCHASE OF TMI SHARES

2.1 SALE AND PURCHASE OF TMI SHARES. Subject to the terms and conditions of this Agreement, at the Closing, TMI and TDC shall sell, transfer, convey, assign and deliver to ECLE, and ECLE shall purchase, acquire and accept from TDC, all the TMI Shares free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind.

2.2 ISSUANCE AND TRANSFER OF SHARES. In consideration for the TMI Shares, ECLE shall issue and deliver to TDC Three Million (3,000,000) Class A Preferred Shares of ECLE.

2.3 CLOSING. Unless this Agreement shall have been terminated and the Transactions abandoned pursuant to Article X, subject to satisfaction or waiver of the conditions to the Transactions set forth in Article VIII, the Closing shall take place upon satisfaction or waiver of the conditions to the Transactions set forth in Article VIII, at the offices of ECLE in Los Angeles, Ca, unless the parties hereto agree in writing to another date or place. The date on which the Closing occurs is referred to herein as the "Closing Date."

2.4 DELIVERY TO ECLE. At the Closing, TDC and/or TMI will deliver to ECLE (i) certificates representing the TMI Shares, together with stock power duly endorsed, (ii) all such other endorsements, assignments and other instruments as are necessary to vest in ECLE title to the TMI Shares free and clear of any adverse claims and (iv) all other previously undelivered documents required to be delivered to ECLE at or prior to the Closing in connection with the Transactions, including those contemplated by Article 8.

2.5 DELIVERY OF THE ECLE SHARES. At the Closing, ECLE shall deliver the ECLE Shares referred to in Section 2.02. ECLE shall also deliver all previously undelivered documents required hereunder to be delivered by ECLE at or prior to the Closing, including those contemplated by Article 8.

2.6 FURTHER ASSURANCES. After the Closing, TDC, TMI and ECLE shall each from time to time, at the request of a party hereto and without further cost or expense to the requesting party, execute and deliver such other instruments of conveyance and transfer and take such other actions as the requesting party may reasonably request, in order to more effectively consummate the Transactions and to vest in ECLE, TDC or TerraStar Data Corp., as the case may be, title to the TMI Shares or ECLE Shares, as the case may be, being transferred hereunder.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF TMI

TMI hereby represents and warrants to ECLE as follows:

3.1 CORPORATE STATUS. TMI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. TMI is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of TMI that have been delivered to ECLE have been duly adopted and are current, correct and complete.

3.2 AUTHORIZATION. TMI has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by TMI has been duly authorized by all necessary corporate action. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of TMI, enforceable in accordance with their terms.

3.3 CONSENTS AND APPROVALS. Except for the consents specified in Schedule
3.03 (the "Required Consents"), neither the execution and delivery by TMI of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by TMI, will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which TMI is subject, (b) the Charter Documents or bylaws of TMI or (c) any Contract, Governmental Permit or other document to which TMI is a party.

3.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of TMI consists of 1000 shares of TMI Common Stock, all of which are issued and outstanding on the date hereof and no shares of which are issued and held by TMI as treasury stock. There are no issued shares of Preferred Stock. All of the TMI Shares are duly and validly authorized and issued to TDC, fully paid and non-assessable. TMI complied with all applicable Regulations in connection with the issuance of all of the TMI Shares.

3.5 FINANCIAL STATEMENTS. TMI has delivered to ECLE correct and complete copies of TMI's unaudited financial statements consisting of (i) Balance Sheets of TMI, and (ii) Income Statements. All such unaudited financial statements are referred to herein collectively as the "TMI Financial Statements" and fairly represent the current financial condition of TMI.

3.6 TITLE TO TMI ASSETS AND RELATED MATTERS. TMI has good and marketable title to, or valid leasehold interests in, all of the TMI Assets, free from any Encumbrances. The use of the TMI Assets is not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not materially encroach on the property or rights of anyone else. All Real Property and tangible personal property of TMI are suitable for the purposes for which they are used, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

3.7 REAL PROPERTY. TMI is not currently in Default under any of the Real Estate Leases, and TMI is not aware of any Default by any of the lessors thereunder. TMI does not have an ownership interest in any Real Property.

3.8 CERTAIN PERSONAL PROPERTY. Since the TMI Balance Sheet Date, TMI has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of TMI's tangible personal property is in good operating condition, reasonable wear and tear excepted.

3.9 NON-REAL ESTATE LEASES. TMI is not currently in Default under any of the Non-Real Estate Leases, and TMI is not aware of any Default by any of the lessors thereunder. There are no existing Non-Real Estate Leases under which the obligations of TMI exceed $10,000 with respect to any individual Non-Real Estate Lease. "Non-Real Estate Leases" refers to any and all leases that relate to an asset, right or property (other than Real Property) used in the operation of the TMI Business or otherwise possessed by TMI, including licenses from TerraStar Data Corp. and also including, but not limited to all trucks, automobiles, machinery, equipment, furniture and computers.

3.10 INVENTORY. All inventory of TMI consists of items of quality and quantity saleable in the ordinary course of business at regular sales prices of TMI in the ordinary course of its business.

3.11 TAXES. TMI has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. All taxes and other assessments and levies that TMI has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by TMI for such payment. There are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. TMI is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on TMI.

3.12 SUBSIDIARIES. TMI does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity, other than shares in a publicly traded company not exceeding 2% of the voting securities of that company.

3.13 LEGAL PROCEEDINGS AND COMPLIANCE WITH LAW. There is no Litigation that is pending or threatened against or related to TMI. There has been no Default under any Regulations applicable to TMI. There has been no Default with respect to any Court Order applicable to TMI.

3.14 EMPLOYEE RELATIONS. TMI is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and TMI has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement.

3.15 BENEFIT PLANS. There are no Benefit Plans sponsored or maintained by TMI or under which TMI may be obligated.

3.16 CORPORATE RECORDS. The minute books of TMI contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of TMI is complete, correct and current.

3.17 ABSENCE OF CERTAIN CHANGES. Since the TMI Balance Sheet Date, TMI has conducted the TMI Business in the ordinary course and there has not been:

(a) any material adverse change in the TMI Business or its Liabilities;

(b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

(c) any sale, assignment or transfer of the TMI Assets, or any additions to or transactions involving any TMI Assets, other than those made in the ordinary course of business;

(d) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

3.18 CUSTOMERS AND LICENSEES/LICENSORS. TMI has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees/licensors. None of such licensees/licensors has given TMI notice terminating, canceling or threatening to terminate or cancel any Contract or relationship with TMI.

3.19 FINDER'S FEES. No Person retained by TMI is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

3.20 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made in reliance upon the representations of TDC to ECLE, which by their execution of this Agreement each hereby confirms, that the ECLE Shares will be acquired for investment for each party's own account, not as a nominee or agent, and not with a view to distribution (as such term is defined under the Securities Act of 1933, as amended (the "Act")) of any part thereof. Each party represents that it has full power and authority to enter into this Agreement.

3.21 RESTRICTED SECURITIES. TDC understand that the ECLE Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from ECLE in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances. It is understood that the ECLE Shares shall bear a legend to such effect.

3.22  ACCURACY  OF  INFORMATION.  No  representation  or  warranty by TMI in any
Transaction Document, and no information contained therein or otherwise delivered to ECLE in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to TMI that may materially adversely affect the TMI Assets or the TMI Business that has not been set forth in this Agreement or the other documents furnished to ECLE on or prior to the date hereof in connection with the Transactions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF ECLE

EEGI hereby represents and warrants to TMI as follows:

4.1 CORPORATE STATUS. ECLE is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. ECLE is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of ECLE that have been delivered to TMI have been duly adopted and are current, correct and complete.

4.2 AUTHORIZATION. ECLE has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by ECLE have been duly authorized by all necessary corporate action. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of ECLE, enforceable in accordance with their terms.

4.3 CONSENTS AND APPROVALS. Neither the execution and delivery by ECLE of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by ECLE, will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which ECLE is subject, (b) the Charter Documents or bylaws of ECLE or (c) any Contract, Governmental Permit or other document to which ECLE is a party.

4.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of ECLE currently consists of 50,000,000 shares of Common Stock with par value of $0.001 per share, 18,179,321 of which are issued and outstanding on the date hereof and no shares of which are issued and held by ECLE as treasury stock. ECLE has caused its authorized capital stock to be increased to consist of: (a) 50,000,000 shares of Common Stock with par value of $0.001 per share; (b) 10,000,000 shares of Preferred Stock with par value of $0.001 per share, of which 3,000,000 shares have been divided into Class A Preferred Stock with 6 to 1 voting and conversion rights. There will be 3,000,000 shares of Class A Preferred Stock issued as of the Closing Date in connection with this Transaction. All of the ECLE Shares are duly and validly authorized and issued, fully paid and non-assessable. Schedule 4.04 correctly lists the record owners of all of the ECLE Shares. ECLE complied with all applicable Regulations in connection with the issuance of all of the ECLE Shares.

4.5 FINANCIAL STATEMENTS. ECLE has delivered to TMI correct and complete copies of ECLE's latest 10SB; 10KSB; 10QSB; 8K, along with the last six (6) months of press releases and all other relevant materials. Additionally, ECLE has provided TMI with its audited financial statements consisting of (i) Balance Sheets of ECLE for the years ending 1999, 2000 and 2001, and (ii) Income Statements for the years ending 1999, 2000 and 2001. All such audited financial statements are referred to herein collectively as the "ECLE Financial Statements."

4.6 TITLE TO ECLE ASSETS AND RELATED MATTERS. ECLE has good and marketable title to, or valid leasehold interests in, all of the ECLE Assets, free from any Encumbrances The use of the ECLE Assets is not subject to any Encumbrances and such use does not materially encroach on the property or rights of anyone else. All Real Property and tangible personal property of ECLE are suitable for the purposes for which they are used, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

4.7 REAL PROPERTY. ECLE is not currently in Default under any of the Real Estate Leases, and ECLE is not aware of any Default by any of the lessors thereunder. Excepted as listed on Schedule 4.07, ECLE does not have an ownership interest in any Real Property.

4.8 CERTAIN PERSONAL PROPERTY. Since the ECLE Balance Sheet Date, ECLE has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of ECLE's tangible personal property is in good operating condition, reasonable wear and tear excepted.

4.9 ABSENCE OF UNDISCLOSED LIABILITIES. ECLE does not have any Liabilities, and none of the ECLE Assets is subject to any Liabilities.

4.10 TAXES. ECLE has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. All taxes and other assessments and levies that ECLE has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by ECLE for such payment. There are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. ECLE is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on ECLE.

4.11 LEGAL PROCEEDINGS AND COMPLIANCE WITH LAW. There is no Litigation that is pending or threatened against or related to ECLE. There has been no Default under any Regulations applicable to ECLE. There has been no Default with respect to any Court Order applicable to ECLE.

4.12 PATENTS AND OTHER INTELLECTUAL PROPERTY. To the best knowledge of ECLE, ECLE neither currently uses nor has used in the operation of the ECLE Business during the three years immediately preceding the execution of this Agreement (including in the development or marketing of products and services) any patent, trademark, trade name, service mark, copyright, trade secret or know-how, with the exception of the ECLE film assets. ECLE is not infringing upon or unlawfully or wrongfully using any patent, trademark, trade name, service mark, copyright or trade secret owned or claimed by another Person. ECLE has not received any notice of any claim of infringement or any other claim or proceeding, with respect to any such patent, trademark, trade name, service mark, copyright or trade secret. No current or former employee of ECLE and no other Person owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any of the Intellectual Property, or in any application therefor.

4.13 EMPLOYEE RELATIONS. ECLE is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and ECLE has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement.

4.14 BENEFIT PLANS. There are no Benefit Plans sponsored or maintained by ECLE or under which ECLE may be obligated.

4.15 CORPORATE RECORDS. The minute books of ECLE contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of ECLE is complete, correct and current.

4.16 ABSENCE OF CERTAIN CHANGES. Since the ECLE Balance Sheet Date, ECLE has conducted the ECLE Business in the ordinary course and there has not been:

(a) any material adverse change in the ECLE Business or its Liabilities;

(b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

(c) any sale, assignment or transfer of the ECLE Assets, or any additions to or transactions involving any ECLE Assets, other than those made in the ordinary course of business;

(d) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

4.17 PREVIOUS SALES; WARRANTIES. To the best knowledge of ECLE, all goods sold or distributed and services performed by ECLE were of merchantable and satisfactory quality, and ECLE has not breached any express or implied warranties in connection with the sale or distribution of such goods and performances of such services.

4.18 CUSTOMERS. ECLE has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees.

4.19 FINDER'S FEES. No Person retained by ECLE is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

4.20 ACCURACY OF INFORMATION. No representation or warranty by ECLE in any Transaction Document, and no information contained therein or otherwise delivered to ECLE in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to ECLE that may materially adversely affect the ECLE Assets or the ECLE Business that has not been set forth in this Agreement or the other documents furnished to ECLE on or prior to the date hereof in connection with the Transactions.

ARTICLE V
COVENANTS OF TMI

5.1 OPERATION OF THE TMI BUSINESS.

(a) From the date hereof to the Closing, TMI shall conduct the TMI Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any TMI Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if TMI's executory obligation in any such individual case, or series of related cases, exceeds $1,000, except that entering into contracts to provide events is permitted without restriction; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

(b) From and after the Closing, TMI shall cease to conduct any business in the field of computer product marketing except as a wholly owned subsidiary of ECLE.

5.2 STOCKHOLDER MEETING. TMI shall cause a meeting of its stockholders (the "TMI Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions. In connection with such meeting, TMI (a) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions and (b) will otherwise comply with all legal requirements applicable to such meeting.

5.3 ACCESS. TMI shall give ECLE and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of TMI and shall furnish to ECLE all such documents, records and information as ECLE shall from time to time reasonably request.

5.4 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, TMI shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of TMI or of any part of the TMI Assets or the TMI Business, other than as contemplated or authorized hereby, nor shall TMI provide any information to any Person (other than as contemplated by Section 5.3) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. TMI shall immediately notify ECLE of any such inquiries or proposals or requests for information for such purpose. TMI shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of TMI to comply, with the provisions of this
Section 5.4.

5.5 MAINTENANCE OF THE TMI ASSETS. TMI shall continue to maintain and service the TMI Assets consistent with past practice. TMI shall not, directly or indirectly, sell or encumber all or any part of the TMI Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

5.6 EMPLOYEES AND BUSINESS RELATIONS. TMI shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

5.7 CONFIDENTIALITY. Prior to and after the Closing, TMI will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of TMI to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning ECLE furnished to TMI in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by TMI, (b) in the public domain through no fault of TMI or (c) later acquired by TMI from sources other than ECLE so long as, to the knowledge of TMI, such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that TMI may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by TMI of the confidential nature of such information and are directed by TMI to treat such information confidentially. The obligation of TMI to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, TMI will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of TMI to, destroy or deliver to ECLE all documents and other materials, and all copies thereof, obtained by TMI or on its behalf from ECLE in connection with this Agreement that are subject to such confidence.

5.8 FULFILLMENT OF CONDITIONS. TMI shall use commercially reasonable efforts to fulfill the conditions specified in Article 7 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the TMI Business in such manner that on the Closing Date the representations and warranties of TMI contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

5.9 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, TMI shall give ECLE prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of TMI contained herein to be inaccurate or otherwise misleading, (c) gives TMI any reason to believe that any of the conditions set forth in Article 7 will not be satisfied prior to the Termination Date, or (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of TMI.

5.10 SATISFACTION OF LIABILITIES. Except as otherwise prohibited herein, prior to and after the Closing, TMI will perform all of its obligations, contractual or otherwise, and discharge all of its Liabilities in accordance with the terms thereof.

5.11 NO VIOLATION OF SECURITIES LAWS. TMI will not sell, transfer or otherwise dispose of any of the ECLE Shares in violation of the Securities Act.

5.12 EXPENSES. TMI shall pay all of the legal, accounting and other expenses incurred by TMI in connection with the Transactions.

ARTICLE 6
COVENANTS OF ECLE

6.1 OPERATION OF THE ECLE BUSINESS. From the date hereof to the Closing, ECLE shall conduct the ECLE Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any ECLE Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if ECLE's executory obligation in any such individual case, or series of related cases, exceeds $1,000, except that entering into contracts to provide events is permitted without restriction; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

6.2 STOCKHOLDER MEETING. ECLE shall cause a meeting of its stockholders (the "ECLE Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions. In connection with such meeting, ECLE (a) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions and (b) will otherwise comply with all legal requirements applicable to such meeting.

6.3 ACCESS. ECLE shall give TMI and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of ECLE and shall furnish to TMI all such documents, records and information as TMI shall from time to time reasonably request.

6.4 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, ECLE shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of ECLE or of any part of the ECLE Assets or the ECLE Business, other than as contemplated or authorized hereby, nor shall ECLE provide any information to any Person (other than as contemplated by Section 6.3) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. ECLE shall immediately notify TMI of any such inquiries or proposals or requests for information for such purpose. ECLE shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of TMI to comply, with the provisions of this Section 6.4.

6.5 MAINTENANCE OF THE ECLE ASSETS. ECLE shall continue to maintain and service the ECLE Assets consistent with past practice. ECLE shall not, directly or indirectly, sell or encumber all or any part of the ECLE Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

6.6 EMPLOYEES AND BUSINESS RELATIONS. ECLE shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

6.7 CONFIDENTIALITY. Prior to the Closing, ECLE will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of ECLE to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning TMI furnished to ECLE in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by ECLE, (b) in the public domain through no fault of ECLE or (c) later acquired by ECLE from sources other than TMI so long as, to the knowledge of ECLE, such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that ECLE may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by ECLE of the confidential nature of such information and are directed by ECLE to treat such information confidentially. The obligation of ECLE to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, ECLE will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of ECLE to, destroy or deliver to TMI all documents and other materials, and all copies thereof, obtained by ECLE or on its behalf from TMI in connection with this Agreement that are subject to such confidence.

6.8 EXPENSES. ECLE shall pay all of the legal, accounting and other expenses incurred by ECLE in connection with the Transactions.

6.9 FULFILLMENT OF CONDITIONS. From the date hereof to the Closing, ECLE shall use commercially reasonable efforts to fulfill the conditions specified in
Article 7 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the business of TMI in such manner that on the Closing Date the representations and warranties of TMI contained herein shall be accurate as though then made).

6.10 BOARD OF DIRECTORS MEETING. ECLE shall cause a meeting of its Board of Directors (the "ECLE Directors Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions.

6.11 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, ECLE shall give TMI prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of ECLE contained herein to be inaccurate or otherwise misleading or (c) gives ECLE any reason to believe that any of the conditions set forth in Article 7 will not be satisfied prior to the Termination Date.

ARTICLE 7
CONDITIONS PRECEDENT TO THE TRANSACTIONS

7.1 CONDITIONS TO OBLIGATIONS OF ECLE. The obligations of ECLE to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

(a) TMI STOCKHOLDER APPROVAL. The Transactions shall have been approved and adopted by TDC of TMI in accordance with TMI's Articles of Incorporation and bylaws.

(b) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of TMI contained herein shall be true and correct in all material respects at and as of the date hereof and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

(c) PERFORMANCE. TMI shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by it on or prior to the Closing.

(d) CONSENTS AND APPROVALS. TMI shall have obtained all governmental and third party consents and approvals necessary, proper or advisable to consummate the Transactions, except for those which would not have a Material Adverse Effect. Such third party consents shall include the Required Consents.

(e) NO GOVERNMENTAL ORDER OR REGULATION. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Regulation shall have been enacted or promulgated by any governmental authority or agency that prohibits consummation of the Transactions.

(f) OTHER DOCUMENTS. ECLE shall have received executed copies of all Transaction Documents to which TMI or any TMI stockholder is a party to the extent that they shall not have been received prior to the Closing. ECLE shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

7.2 CONDITIONS TO OBLIGATIONS OF TMI. The obligations of TMI to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

(a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of ECLE contained herein shall be true and correct in all material respects at and as of the date when made and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

(b) PERFORMANCE. ECLE shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by them on or prior to the Closing.

(c) NO GOVERNMENTAL ORDER OR REGULATION. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Regulation shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the Transactions.

(d) OTHER DOCUMENTS. TMI shall have received executed copies of all Transaction Documents to which ECLE is a party to the extent that they shall not have been received prior to the Closing. TMI shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

ARTICLE 9
TERMINATION

9.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

(a) by mutual written consent of ECLE, TMI or TDC;

(b) by either ECLE, TMI or TDC, if the Closing has not occurred by January 31, 2003 (such date, as it may be extended from time to time by the written agreement of ECLE, TMI or TDC, is referred to herein as the "Termination Date"); provided, however, that the right to terminate this Agreement under this paragraph (b) of Section 9.1 shall not be available to any party that has breached any of its covenants, representations or warranties in this Agreement;

(c) by TMI, if ECLE shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of ECLE contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, ECLE has not cured such breach within 10 business days of TMI's notice of an intent to terminate;

(d) by ECLE, if TMI or TDC shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of TMI contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, TMI has not cured such breach within 10 business days of ECLE's notice of an intent to terminate; or

(e) by TMI, if at the ECLE Stockholder Meeting (including any adjournments thereof), this Agreement and the Transactions shall fail to be approved and adopted by the affirmative vote of the holders of ECLE Common Stock required under the NGCL.

9.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 9.1, the agreements contained in Sections 5.7 and 6.7 shall survive the termination hereof. In addition, any party may pursue any legal or equitable remedies that may be available if such termination is based on a breach of another party.

ARTICLE 10
CONTENTS OF AGREEMENT, AMENDMENT, PARTIES IN INTEREST, ASSIGNMENT, ETC.

This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

ARTICLE 11
INTERPRETATION

Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole,
(b) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

ARTICLE 12
NOTICES

All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

IF TO ECLE:
To the address set out above

IF TO TMI:

Suite JJ1
74-040 Hwy 111
Palm Desert Ca. 92260

IF TO TDC:

Suite JJ1
74-040 Hwy 111
Palm Desert Ca. 92260

ARTICLE 13
GOVERNING LAW

This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, without regard to its provisions concerning conflict of laws.

ARTICLE 14
COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

ARTICLE 15
SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All representations and warranties made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of the other party and for a period of one year following the Closing.

ARTICLE 16
REMEDIES CUMULATIVE

The remedies provided herein shall be cumulative and shall not preclude a party from asserting any other rights or seeking any other remedies against the other party or its successors or assigns.

ARTICLE 17
SEVERABILITY

The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clause or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

ARTICLE 19
ARBITRATION

The parties agree that all disputes, claims, and controversies between or among them arising from or relating to this Agreement shall be arbitrated in Clark County, Nevada, pursuant to the Rules of the American Arbitration Association, upon the request of any party.

ARTICLE 20
TAX FREE EXCHANGE

It is understood that the parties intend that this transaction represents a tax free exchange under the Internal Revenue Code. However, this Agreement is not contingent upon a ruling from the Internal Revenue Service (the "IRS") that the transactions contemplated herein constitute a tax free exchange and the parties' agreements herein are effective and binding on them irrespective of any favorable or negative ruling from the IRS.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.

ECLIPSE ENTERTAINMENT GROUP, INC.
A NEVADA CORPORATION

By:
    --------------------------------
Name:
Title:

TERRASTAR MARKETING INC.
A NEVADA CORPORATION

By:
    --------------------------------
Name: Gary Campbell
Title: CEO and Chairman

TERRASTAR DATA CORP.
A NEVADA CORPORATION

By:
    --------------------------------
Name: Gary Campbell
Title: CEO and Chairman